THE HENNESSY FUNDS, INC.

Supplement to the Prospectus dated October 28, 2003

        On February 27, 2004 Lindner Large-Cap Growth Fund reorganized into Hennessy Total Return Fund. The pro forma combined annual operating expenses of Lindner Large-Cap Fund and Hennessy Total Return Fund are:

ANNUAL OPERATING EXPENSES –Hennessy Total Return Fund (expenses that are deducted from Fund assets)

Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.78%
Interest Expense	0.38%
All Remaining Other Expenses	0.40%
Total Annual Fund Operating Expenses*	1.63%

*	Hennessy Advisors, Inc. has agreed to reduce its fees and/or absorb expenses to ensure that “Total Annual Fund Operating Expenses” less “Interest Expense” do not exceed 1.35% per year through June 2005.

EXAMPLE

        This Example is intended to help you compare the cost of investing in the Hennessy Total Return Fund after giving effect to the reorganization with Lindner Large-Cap Growth Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$166	$514	$887	$1933

        This information supplements information on page 4 of the October 28, 2003 prospectus.

The date of this Supplement is April 8, 2004.